                                     AMS

    NUMBER                                                           SHARES
  NYU

COMMON STOCK                                                        COMMON STOCK
                  AMERICAN MANAGEMENT SYSTEMS, INCORPORATED
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 027352 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that







is the owner of

  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE
                          OF ONE CENT ($.01) EACH OF
AMERICAN MANAGEMENT SYSTEMS, INCORPORATED (herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
   This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


 Dated:

                            [SIG]                             [SIG]
 [SEAL]                   Secretary           Chairman of the Board of Directors


               COUNTERSIGNED AND REGISTERED:
                           CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

               BY

                                                            AUTHORIZED SIGNATURE

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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   -- as tenants in common                UNIF GIFT MIN ACT - .............Custodian..............
TEN ENT   -- as tenants by the entireties                               (Cust)               (Minor)
                                                                     under Uniform Gifts to Minors
JT TEN    -- as joint tenants with right
             of survivorship and not as                              Act...................
             tenants in common                                              (State)
                Additional abbreviations may also be used though not in the above list.

    For value received,...................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------..........................................


 ................................................................................
Please print or typewrite name and address including postal zip code of assignee


 ................................................................................


 ................................................................................


 ..........................................................................Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..............................................


 ................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated,........................



                                            ....................................



Signature(s) Guaranteed:



--------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.